                                                                     EXHIBIT 4.3

                          FEDEX CORPORATION, as Issuer,
                     THE ADDITIONAL GUARANTORS NAMED HEREIN
                                       AND
                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Trustee

                             Supplemental Indenture
                                      No. 1

                      Floating Rate Notes due April 1, 2005
                          2.65% Notes due April 1, 2007
                          3.50% Notes due April 1, 2009


     SUPPLEMENTAL INDENTURE NO. 1, dated as of June 22, 2004, among FedEx Corporation, a Delaware corporation (the "COMPANY"), the undersigned companies listed on EXHIBIT A attached hereto (the "ADDITIONAL GUARANTORS") and Wachovia Bank, National Association, a national banking association, as Trustee (the "TRUSTEE").

                                    RECITALS

     The Company, the Guarantors party thereto and the Trustee have executed and delivered an Indenture, dated as of March 25, 2004 (the "INDENTURE"), to provide for the issuance of the Floating Rate Notes due 2005, the 2.65% Notes due 2007 and the 3.50% Notes due 2009;

     Section 12.03 of the Indenture provides that each Person who becomes a Guarantor shall execute a supplemental indenture evidencing the same;

     Each Additional Guarantor desires to become a Guarantor under the Indenture; and

     All acts and proceedings required by law, the Indenture and the organizational documents of the Company and the Additional Guarantors necessary to constitute this Supplemental Indenture No. 1 a valid and binding agreement for the uses and purposes set forth herein have been done and performed, and the execution and delivery of this Supplemental Indenture No. 1 have in all respects been duly authorized.

     NOW, THEREFORE, this Indenture witnesseth:

     For and in consideration of the premises and good and valuable consideration, the receipt of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of the holders of the Notes of each series, as follows:

                                    ARTICLE 1
                   RELATION TO THE INDENTURE; DEFINITIONS AND
                     OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01. RELATION TO THE INDENTURE. This Supplemental Indenture No. 1 constitutes an integral part of the Indenture.

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     SECTION 1.02. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION. For
all purposes of this Supplemental Indenture No. 1 unless otherwise specified herein:

     (a) all terms defined in the Indenture which are used and not otherwise defined herein shall have the meanings they are given in the Indenture; and

     (b) the provisions of general application stated in Section 1.01 of the Indenture shall apply to this Supplemental Indenture No. 1, except that the words "HEREIN," "HEREOF," "HERETO" and "HEREUNDER" and other words of similar import refer to this Supplemental Indenture No. 1 as a whole and not to the Indenture or any particular Article, Section or other subdivision of the Indenture or this Supplemental Indenture No. 1.

                                    ARTICLE 2
                             ADDITION OF GUARANTORS

     SECTION 2.01. ADDITION OF GUARANTORS. Each of the Additional Guarantors is hereby made a party to the Indenture as a Guarantor thereunder.

                                    ARTICLE 3
                            MISCELLANEOUS PROVISIONS

     SECTION 3.01. SUPPLEMENTAL INDENTURE. The Indenture, as supplemented and amended by this Supplemental Indenture No. 1, is in all respects hereby adopted, ratified and confirmed.

     SECTION 3.02. EFFECTIVENESS. This Supplemental Indenture No. 1 shall take effect as of the date hereof.

     SECTION 3.03. EXECUTION BY THE TRUSTEE. The Trustee has executed this Supplemental Indenture No. 1 only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee shall not be responsible for the correctness of the recitals herein contained, which shall be taken as the statements of the Company and the Additional Guarantors, and the Trustee makes no representation and shall have no responsibility for, or in respect of, the validity or sufficiency of this Supplemental Indenture No. 1 or the execution hereof by any Person (other than the Trustee).

     SECTION 3.04. GOVERNING LAW. This Supplemental Indenture No. 1 shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

     SECTION 3.05. COUNTERPARTS. This Supplemental Indenture No. 1 may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                                        2
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     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture No. 1 to be duly executed, as of the day and year first written above.

                                     COMPANY

                                     FEDEX CORPORATION

Attest:

By: /s/ Robert T. Molinet            By: /s/ Burnetta B. Williams
    -------------------------------      ---------------------------------------
    Name:   Robert T. Molinet            Name:   Burnetta B. Williams
    Title:  Assistant Secretary          Title:  Staff Vice President and
                                                 Assistant Treasurer

                                     ADDITIONAL GUARANTORS

                                     FEDERAL EXPRESS AVIATION SERVICES,
                                     INCORPORATED

Attest:

By: /s/ Kenneth R. Masterson         By: /s/ James R. Parker
    -------------------------------      ---------------------------------------
    Name:   Kenneth R. Masterson         Name:   James R. Parker
    Title:  Secretary                    Title:  President and
                                                 Chief Executive Officer


                                     FEDERAL EXPRESS CANADA LTD.

Attest:

By: /s/ Lisa G. Adams                By: /s/ Douglas A. Cook
    -------------------------------      ---------------------------------------
    Name:   Lisa G. Adams                Name:   Douglas A. Cook
    Title:  Secretary                    Title:  Vice President and Treasurer


                                     FEDERAL EXPRESS EUROPE, INC.

Attest:

By: /s/ Mark R. Allen                By: /s/ Kenneth F. Koval
    -------------------------------      ---------------------------------------
    Name:   Mark R. Allen                Name:   Kenneth F. Koval
    Title:  Vice President and           Title:  Vice President and
            Secretary                            Chief Financial Officer

                                        3
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                                     FEDERAL EXPRESS EUROPE, INC. & CO.,
                                     V.O.F./S.N.C.

Attest:

By: /s/ Mark R. Allen                By: /s/ Kenneth F. Koval
    -------------------------------      ---------------------------------------
    Name:   Mark R. Allen                Name:   Kenneth F. Koval
    Title:  Director                     Title:  Director


                                     FEDERAL EXPRESS HOLDINGS (MEXICO) Y
                                     COMPANIA S.N.C. DE C.V.

Attest:

By: /s/ Charles E. Kennedy           By: /s/ Juan N. Cento
    -------------------------------      ---------------------------------------
    Name:   Charles E. Kennedy           Name:   Juan N. Cento
    Title:  Assistant Secretary,         Title:  Management Board Member
            Federal Express Corp.


                                     FEDERAL EXPRESS HOLDINGS S.A.

Attest:

By: /s/ Charles E. Kennedy           By: /s/ Juan N. Cento
    -------------------------------      ---------------------------------------
    Name:   Charles E. Kennedy           Name:   Juan N. Cento
    Title:  Vice President and           Title:  President
            Secretary


                                     FEDERAL EXPRESS INTERNATIONAL (FRANCE)
                                     SNC

Attest:

By: /s/ Mark R. Allen                By: /s/ Alain Chaille
    -------------------------------      ---------------------------------------
    Name:   Mark R. Allen                Name:   Alain Chaille
    Title:  Assistant Secretary,         Title:  Director
            Federal Express Corp.


                                     FEDERAL EXPRESS INTERNATIONAL, INC.

Attest:

By: /s/ M. Rush O'Keefe, Jr.         By: /s/ David J. Bronczek
    -------------------------------      ---------------------------------------
    Name:   M. Rush O'Keefe, Jr.         Name:   David J. Bronczek
    Title:  Vice President and           Title:  Chairman of the Board and
            Assistant Secretary                  Chief Executive Officer

                                        4
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                                     FEDERAL EXPRESS PACIFIC, INC.

Attest:

By: /s/ Christine P. Richards        By: /s/ Michael L. Ducker
    -------------------------------      ---------------------------------------
    Name:   Christine P. Richards        Name:   Michael L. Ducker
    Title:  Vice President and           Title:  Chief Executive Officer
            Assistant Secretary


                                     FEDERAL EXPRESS VIRGIN ISLANDS, INC.

Attest:

By: /s/ Charles E. Kennedy           By: /s/ Julio Colomba
    -------------------------------      ---------------------------------------
    Name:   Charles E. Kennedy           Name:   Julio Colomba
    Title:  Secretary                    Title:  President


                                     FEDEX CORPORATE SERVICES, INC.

Attest:

By: /s/ Robert T. Molinet            By: /s/ Robert A. Green
    -------------------------------      ---------------------------------------
    Name:   Robert T. Molinet            Name:   Robert A. Green
    Title:  Assistant Secretary          Title:  Vice President - Finance


                                     FEDEX CUSTOM CRITICAL, INC.

Attest:

By: /s/ Robert T. Molinet            By: /s/ Brendan L. O'Sullivan
    -------------------------------      ---------------------------------------
    Name:   Robert T. Molinet            Name:   Brendan L. O'Sullivan
    Title:  Assistant Secretary          Title:  Vice President - Finance and
                                                 Chief Financial Officer


                                     CARIBBEAN TRANSPORTATION SERVICES, INC.

Attest:

By: /s/ C. Edward Klank III          By: /s/ Lynn H. Turman
    -------------------------------      ---------------------------------------
    Name:   C. Edward Klank III          Name:   Lynn H. Turman
    Title:  Assistant Secretary          Title:  Vice President and Controller


                                     FEDEX FREIGHT SYSTEM, INC.

Attest:

By: /s/ Robert H. Rhea               By: /s/ Donald C. Brown
    -------------------------------      ---------------------------------------
    Name:   Robert H. Rhea               Name:   Donald C. Brown
    Title:  Secretary                    Title:  Vice President and
                                                 Assistant Treasurer

                                        5
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                                     FEDEX FREIGHT WEST, INC.

Attest:

By: /s/ Richard S. Goldaber          By: /s/ Marshall W. Witt
    -------------------------------      ---------------------------------------
    Name:   Richard S. Goldaber          Name:   Marshall W. Witt
    Title:  Assistant Secretary          Title:  Vice President - Finance and
                                                 Administration and
                                                 Chief Financial Officer


                                     FEDEX GROUND PACKAGE SYSTEM, LTD.

Attest:

By: /s/ Steven H. Taylor             By: /s/ Ronald R. Trombetta
    -------------------------------      ---------------------------------------
    Name:   Steven H. Taylor             Name:   Ronald R. Trombetta
    Title:  Vice President and           Title:  Vice President and Treasurer
            Secretary


                                     FEDEX SUPPLY CHAIN SERVICES, INC.

Attest:

By: /s/ Philip J. Azar               By: /s/ Douglas E. Witt
    -------------------------------      ---------------------------------------
    Name:   Philip J. Azar               Name:   Douglas E. Witt
    Title:  Vice President -             Title:  President and Chief Executive
            General Counsel and                  Officer
            Secretary


                                     FEDEX TRADE NETWORKS, INC.

Attest:

By: /s/ Penelope W. Register         By: /s/ G. Edmond Clark
    -------------------------------      ---------------------------------------
    Name:   Penelope W. Register         Name:   G. Edmond Clark
    Title:  Vice President and           Title:  President and
            General Counsel                      Chief Executive Officer


                                     FEDEX TRADE NETWORKS TRADE SERVICES,
                                     INC.

Attest:

By: /s/ Penelope W. Register         By: /s/ G. Edmond Clark
    -------------------------------      ---------------------------------------
    Name:   Penelope W. Register         Name:   G. Edmond Clark
    Title:  Vice President and           Title:  Chairman of the Board and
            Secretary                            President

                                     FEDEX TRADE NETWORKS TRANSPORT &
                                     BROKERAGE (CANADA), INC.

Attest:

By: /s/ Robert T. Molinet            By: /s/ G. Edmond Clark
    -------------------------------      ---------------------------------------
    Name:   Robert T. Molinet            Name:   G. Edmond Clark
    Title:  Secretary                    Title:  Chief Executive Officer


                                     FEDEX TRADE NETWORKS TRANSPORT &
                                     BROKERAGE, INC.

Attest:

By: /s/ Penelope W. Register         By: /s/ Gerald P. Leary
    -------------------------------      ---------------------------------------
    Name:   Penelope W. Register         Name:   Gerald P. Leary
    Title:  Senior Vice President        Title:  President and
                                                 Chief Executive Officer


                                     WORLD TARIFF, LIMITED

Attest:

By: /s/ Penelope W. Register         By: /s/ G. Edmond Clark
    -------------------------------      ---------------------------------------
    Name:   Penelope W. Register         Name:   G. Edmond Clark
    Title:  Vice President and           Title:  Chairman of the Board and
            General Counsel and                  President
            Secretary

                                        7
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                                     KINKO'S ENTERPRISES, L.P.

                                     By: FedEx Kinko's Office and Print
                                         Services, Inc., its General Partner

Attest:

By: /s/ Frederic C. Liskow           By: /s/ Mark A. Blinn
    -------------------------------      ---------------------------------------
    Name:   Frederic C. Liskow           Name:   Mark A. Blinn
    Title:  Senior Vice President,       Title:  Senior Vice President and
            General Counsel and                  Chief Financial Officer
            Assistant Secretary,
            FedEx Kinko's Office
            and Print Services, Inc.


                                     KINKO'S INTERNATIONAL, INC.

Attest:

By: /s/ Frederic C. Liskow           By: /s/ Mark A. Blinn
    -------------------------------      ---------------------------------------
    Name:   Frederic C. Liskow           Name:   Mark A. Blinn
    Title:  Vice President and           Title:  Vice President and Treasurer
            Secretary


                                     KINKO'S PARTNERS, L.L.C.

Attest:

By: /s/ Peter Barker                 By: /s/ Rebecca Kolesiak
    -------------------------------      ---------------------------------------
    Name:   Peter Barker                 Name:   Rebecca Kolesiak
    Title:  Vice President and           Title:  Vice President and Treasurer
            Secretary


                                     KINKO'S VENTURES, INC.

Attest:

By: /s/ Frederic C. Liskow           By: /s/ Mark A. Blinn
    -------------------------------      ---------------------------------------
    Name:   Frederic C. Liskow           Name:   Mark A. Blinn
    Title:  Vice President and           Title:  Vice President and Treasurer
            Secretary

                                        8
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                                     TRUSTEE

                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     as Trustee


                                     By: /s/ Greta Wright
                                         ---------------------------------------
                                         Name:   Greta Wright
                                         Title:  Vice President -
                                                 Trust Administration

                                        9
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                                                                       EXHIBIT A

                              ADDITIONAL GUARANTORS

                                                                       STATE OR OTHER JURISDICTION
     NAME                                                              OF INCORPORATION OR ORGANIZATION
     ----                                                              --------------------------------
1.   Federal Express Aviation Services, Incorporated ...........................Delaware

2.   Federal Express Canada Ltd. ...............................................Canada

3.   Federal Express Europe, Inc. ..............................................Delaware

4.   Federal Express Europe, Inc. & Co., V.O.F./S.N.C. .........................Belgium

5.   Federal Express Holdings (Mexico) y Compania S.N.C.
       de C.V. .................................................................Mexico

6.   Federal Express Holdings S.A. .............................................Delaware

7.   Federal Express International (France) SNC ................................France

8.   Federal Express International, Inc. .......................................Delaware

9.   Federal Express Pacific, Inc. .............................................Delaware

10.  Federal Express Virgin Islands, Inc. ......................................U.S. Virgin Islands

11.  FedEx Corporate Services, Inc. ............................................Delaware

12.  FedEx Custom Critical, Inc. ...............................................Ohio

13.  Caribbean Transportation Services, Inc. ...................................Delaware

14.  FedEx Freight System, Inc. ................................................Delaware

15.  FedEx Freight West, Inc. ..................................................California

16.  FedEx Ground Package System, Ltd. .........................................Wyoming

17.  FedEx Supply Chain Services, Inc. .........................................Ohio

18.  FedEx Trade Networks, Inc. ................................................Delaware

19.  FedEx Trade Networks Trade Services, Inc. .................................Delaware

                                                                       STATE OR OTHER JURISDICTION
     NAME                                                              OF INCORPORATION OR ORGANIZATION
     ----                                                              --------------------------------
20.  FedEx Trade Networks Transport & Brokerage
     (Canada), Inc. ............................................................Canada

21.  FedEx Trade Networks Transport & Brokerage, Inc. ..........................New York

22.  World Tariff, Limited .....................................................California

23.  Kinko's Enterprises, L.P. .................................................Delaware

24.  Kinko's International, Inc. ...............................................Delaware

25.  Kinko's Partners, L.L.C. ..................................................Delaware

26.  Kinko's Ventures, Inc. ....................................................Delaware

                                       A-2